PORTFOLIO OF INVESTMENTS – as of March 31, 2021 (Unaudited)

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks – 97.0% of Net Assets
	Australia – 3.0%
4,726,650	AMP Ltd.	$4,557,167
538,400	Brambles Ltd.	4,343,092
657,768	Orica Ltd.	6,992,485

		15,892,744

	Belgium – 1.2%
103,700	Anheuser-Busch InBev S.A.	6,518,874

	Canada – 3.6%
1,096,967	Cenovus Energy, Inc.	8,240,128
147,800	Open Text Corp.	7,047,168
55,799	Restaurant Brands International, Inc.	3,626,935

		18,914,231

	China – 1.3%
123,900	Alibaba Group Holding Ltd.(a)	3,520,322
15,600	Alibaba Group Holding Ltd., Sponsored ADR(a)	3,536,988

		7,057,310

	Finland – 0.8%
113,100	UPM-Kymmene OYJ	4,064,561

	France – 10.1%
288,105	Accor S.A.(a)	10,854,605
323,491	BNP Paribas S.A.(a)(b)	19,710,078
28,522	Bureau Veritas S.A.(a)	811,641
27,800	Capgemini SE	4,726,748
15,200	Danone S.A.	1,040,410
16,800	EssilorLuxottica S.A.	2,736,836
130,768	Publicis Groupe S.A.	7,974,529
156,941	Valeo S.A.	5,324,588

		53,179,435

	Germany – 24.4%
73,410	Allianz SE, (Registered)	18,672,207
321,830	Bayer AG, (Registered)	20,395,308
700	Bayer AG, (Registered)	44,147
204,100	Bayerische Motoren Werke AG	21,180,799
102,906	Continental AG	13,622,129
237,414	Daimler AG, (Registered)	21,189,125
144,100	Fresenius Medical Care AG & Co. KGaA	10,614,620
44,400	Henkel AG & Co. KGaA	4,398,808
58,100	SAP SE	7,126,349
804,300	thyssenkrupp AG(a)	10,742,237

		127,985,729

	India – 1.3%
691,175	Axis Bank Ltd.(a)	6,635,525

Shares	Description	Value (†)
Common Stocks – continued
	Indonesia – 0.3%
3,892,000	Bank Mandiri Persero Tbk PT	$1,648,950

	Ireland – 1.4%
24,200	Ryanair Holdings PLC(a)	469,527
59,963	Ryanair Holdings PLC, Sponsored ADR(a)	6,895,745

		7,365,272

	Italy – 4.1%
7,989,800	Intesa Sanpaolo SpA(a)	21,648,934

	Japan – 2.2%
135,800	Komatsu Ltd.	4,208,348
92,000	Toyota Motor Corp.	7,159,441

		11,367,789

	Korea – 1.0%
14,050	NAVER Corp.	4,703,972
4,100	Samsung Electronics Co. Ltd.	296,613

		5,000,585

	Mexico – 1.1%
621,800	Grupo Televisa SAB, Sponsored ADR(a)	5,509,148

	Netherlands – 1.8%
115,044	EXOR NV	9,703,140

	South Africa – 2.3%
50,835	Naspers Ltd., N Shares	12,175,503

	Spain – 1.4%
102,730	Amadeus IT Group S.A.(a)	7,317,261

	Sweden – 3.6%
343,755	H & M Hennes & Mauritz AB, B Shares(a)	7,747,028
190,600	SKF AB, B Shares	5,423,429
231,300	Volvo AB, B Shares(a)	5,857,677

		19,028,134

	Switzerland – 13.0%
46,700	Cie Financiere Richemont S.A., (Registered)	4,484,288
1,589,234	Credit Suisse Group AG, (Registered)(b)	16,813,074
5,279,280	Glencore PLC(a)(b)	20,728,583
116,521	LafargeHolcim Ltd., (Registered)(a)	6,852,010
96,000	Novartis AG, (Registered)	8,206,144
18,900	Roche Holding AG	6,122,525
16,555	Swatch Group AG (The)	4,766,820

		67,973,444

	United Kingdom – 19.1%
59,367	Ashtead Group PLC	3,543,948
60,000	Bunzl PLC	1,920,450

Shares	Description	Value (†)
Common Stocks – continued
	United Kingdom – continued
1,069,000	CNH Industrial NV(a)	$16,548,331
235,500	Compass Group PLC(a)	4,757,984
415,432	Liberty Global PLC, Class A(a)	10,659,985
41,860,800	Lloyds Banking Group PLC(a)	24,556,562
3,332,200	NatWest Group PLC	9,016,359
389,000	Prudential PLC	8,286,680
2,103,500	Rolls-Royce Holdings PLC(a)	3,054,705
140,189	Schroders PLC	6,763,687
100	Schroders PLC, (Non Voting)	3,434
143,100	Smiths Group PLC	3,031,492
630,900	WPP PLC	8,039,854

		100,183,471

	Total Common Stocks (Identified Cost $444,963,404)	509,170,040

Principal Amount
Short-Term Investments – 2.2%
$11,295,316	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2021 at 0.000% to be repurchased at $11,295,316 on 4/01/2021 collateralized by $11,074,500 U.S. Treasury Note, 1.500% due 11/30/2024 valued at $11,521,226 including accrued interest(c) (Identified Cost $11,295,316)	11,295,316

	Total Investments – 99.2% (Identified Cost $456,258,720)	520,465,356
	Other assets less liabilities – 0.8%	4,373,597

	Net Assets – 100.0%	$524,838,953

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of March 31, 2021, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$ 463,653,943	88.3%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/16/2021	CHF	S	5,897,000	$6,683,577	$6,251,293	$432,284

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$15,892,744	$—	$15,892,744
Belgium	—	6,518,874	—	6,518,874
China	3,536,988	3,520,322	—	7,057,310
Finland	—	4,064,561	—	4,064,561
France	—	53,179,435	—	53,179,435
Germany	—	127,985,729	—	127,985,729
India	—	6,635,525	—	6,635,525
Indonesia	—	1,648,950	—	1,648,950
Ireland	6,895,745	469,527	—	7,365,272
Italy	—	21,648,934	—	21,648,934
Japan	—	11,367,789	—	11,367,789
Korea	—	5,000,585	—	5,000,585
Netherlands	—	9,703,140	—	9,703,140
South Africa	—	12,175,503	—	12,175,503
Spain	—	7,317,261	—	7,317,261
Sweden	—	19,028,134	—	19,028,134
Switzerland	—	67,973,444	—	67,973,444
United Kingdom	10,659,985	89,523,486	—	100,183,471
All Other Common Stocks*	24,423,379	—	—	24,423,379

Total Common Stocks	45,516,097	463,653,943	—	509,170,040

Short-Term Investments	—	11,295,316	—	11,295,316

Total Investments	45,516,097	474,949,259	—	520,465,356

Forward Foreign Currency Contracts (unrealized appreciation)	—	432,284	—	432,284

Total	$45,516,097	$475,381,543	$—	$520,897,640

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holding of foreign securities. During the period ended March 31, 2021, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of March 31, 2021:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$432,284

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2021:

Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
$ 432,284	$ 432,284

Industry Summary at March 31, 2021 (Unaudited)

Banks	15.9%
Automobiles	9.4
Pharmaceuticals	6.7
Machinery	6.0
Metals & Mining	6.0
Insurance	5.2
Capital Markets	4.5
Media	4.1
Hotels, Restaurants & Leisure	3.7
Internet & Direct Marketing Retail	3.6
Auto Components	3.6
Diversified Financial Services	2.7
Software	2.7
IT Services	2.3
Textiles, Apparel & Luxury Goods	2.3
Diversified Telecommunication Services	2.0
Health Care Providers & Services	2.0
Other Investments, less than 2% each	14.3
Short-Term Investments	2.2

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

Currency Exposure Summary at March 31, 2021 (Unaudited)

Euro	47.0%
British Pound	17.9
Swiss Franc	9.1
United States Dollar	8.0
Swedish Krona	3.6
Australian Dollar	3.0
Canadian Dollar	2.9
South African Rand	2.3
Japanese Yen	2.2
Other, less than 2% each	3.2

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%